INVESTOR PRESENTATION
MARCH 2019


COMIDA
LATINA
Leonard Pointe | Brooklyn, NY – Acquired 1Q19


Leonard Pointe | Brooklyn, NY


Peridot Palms | St. Petersburg, FL – Acquired 1Q19

UDR, Inc. (NYSE: UDR) has a demonstrated history of successfully managing, buying, selling, developing and redeveloping attractive multifamily real estate properties in a variety of U.S. markets.

- S&P 500 Company
- ~$18.0 Billion Enterprise Value
- 2019 Annualized Dividend of $1.37; ~3.1% as of February 27, 2019.

Chief Financial Officer:
Joe Fisher | 720-283-6139

Investor Relations:
Chris Van Ens| 720-348-7762

TABLE OF CONTENTS



CityLine | Seattle, WA – Acquired 1Q17



CityLine II | Seattle, WA – Acquired 1Q19

UDR AT A GLANCE

UDR is a multifamily REIT that owns, operates, develops and redevelops a diversified portfolio of apartment homes across top-tier U.S. markets. Our primary goals are to consistently generate **above-peer average total shareholder return ("TSR")** while **considering our stakeholders and the environments we operate in.**

UDR AT A GLANCE[1]

Established: 1972	S&P 500 Company	Investment Grade Rated	Size: Top-25 REIT	Ent. Value[2]: $18.0B
Markets: 20	Homes: 48,860	Avg. SS Rent: $2,165	A/B Mix: ~55/45%	Urban/Suburb. Mix: ~45/55%

Dev. Pipeline[2]: 4% of EV, 99% funded	185 Consecutive Qtrs Paying a Dividend	Dividend Yield[2]: 3.1%
3-Yr. Avg. Ann. TSR[2]: 13%	5-Yr. Avg. Ann. TSR[2]: 15%	10-Yr. Avg. Ann. TSR[2]: 24%

UDR'S MARKET COMPOSITION[1]



> 5.0% of Total NOI
2.5%-5.0% Total NOI
< 2.5% Total NOI
Seattle
Portland
San Francisco Bay Area
Monterey Peninsula
Los Angeles
Orange County
Other S. CA – Inland Empire / San Diego
Denver
Dallas
Austin
Nashville
Orlando
Tampa
Other FL – West Palm Beach
Boston
New York
Philadelphia
Baltimore
Metro Washington, D.C.
Richmond
Northeast:
% of SS NOI: 16%
% of Total NOI: 19%
Development: $363M
Mid-Atlantic:
% of SS NOI: 23%
% of Total NOI: 20%
Southeast:
% of SS NOI: 12%
% of Total NOI: 10%
Southwest:
% of SS NOI: 5%
% of Total NOI: 7%
West Coast:
% of SS NOI: 45%
% of Total NOI: 44%
Development: $417M

(1) As of December 31, 2018, except otherwise noted. Development includes wholly-owned homes and MetLife joint ventures at UDR's pro-rata ownership interest. NOI totals may not add to 100% due to rounding.
(2) As of February 27, 2019.
Source: Company documents.

Operations:

- Through February 27, 2019, QTD same-store blended lease rate growth of 3.0% has averaged 60 bps higher YOY than what was realized in the comparable 2018 period.
- Continue to implement the next iteration of our operating platform including SmartHome installations and other infrastructure buildout.

Capital Allocation:

- Subsequent to year-end, UDR has deployed capital to take advantage of strong risk-adjusted returns available via our suite of external growth opportunities, including:
    - Exercised purchase options on two West Coast Development JV communities located in Anaheim, CA and suburban Seattle, WA for a total cash outlay of $132 million.
    - Acquired two communities located in Brooklyn, NY and St. Petersburg, FL from third-parties for $231 million.
    - Purchased two development land sites located in Denver, CO and Washington, D.C. for $41 million.

Development:

- UDR's ~$779 million pro-rata share of development projects in lease-up ended 2018 at a weighted average 85% leased and were 99% funded.



Parallel | Anaheim, CA – Acquired 1Q19

WHY REITS?

The public REIT space is an institutionally accepted asset class with over $1.1T in market cap and 88 companies over $3B in market cap. REITs have historically served as a strong inflation hedge, have direct exposure to large-scale drivers of the U.S. economy, and have differentiated lease durations, risk profiles and industry exposures.

REIT Basics[1]	Key Driver	Public REIT's > $3B Market Cap	Total Market Cap ($B)	% of R.E. Owned by REITs	Lease Duration	Avg. 2019 FFO Multiple	2015-2018 Avg. Ann. TSR
Apartments	Demographics	**7**	**$117**	**5-10%**	**Short**	**20.7x**	**4%**
Self-Storage	Demographics	4	60	10%	Short	18.8x	(1)%
Lodging	Business Activity	9	68	5-10%	Short	11.5x	6%
Industrial	E-Commerce	10	92	5-10%	Medium	22.0x	15%
Malls	Consumer	3	75	80%	Long	14.1x	(4)%
Health Care	Baby Boomers	10	113	No Est.	Long	16.2x	7%
Strip Centers	Consumer	6	57	10%	Long	15.3x	(7)%
Office	Employment	13	129	5-10%	Long	17.5x	1%
Other[2]	Misc.	26	401	No Est.	Variable	17.7x	11%
Total		**88**	**$1,112**			**17.6x**	**6%**
S&P 500						**15.8x**	**9%**

REITs have come a long way since the early 1990s, growing in both number and prominence….



$1,200
$1,000
$800
$600
$400
$200
$0
200
180
160
140
120
100
80
60
40
20
0
186
$980
1990 1994 1998 2002 2006 2010 2014 2018
Market Cap ($B, lt. axis)
# of Public REITs (rt. axis)

And, REITs comprise significant weightings across numerous indices, including the S&P 500.



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
11%
9%
6%
4%
3%
2%
2%
1%
R2000 Growth
S&P 400 (MidCap)
S&P 600 (SmallCap)
Russell 2000
S&P 500 (LargeCap)
Russell 1000
R1000 Value
R1000 Growth

(1) Data as of February 22, 2019.
(2) Other category includes Manufactured Homes, Student Housing, SF Rental, Net Lease, Diversified, Land, Timber, Data Centers and Cell Towers.
Source: NAREIT, Evercore ISI, Green Street Advisors and BMO Capital Markets.

Earnings growth and durability, combined with the payment of consistent dividends, are drivers of long-term REIT outperformance. REITs compare favorably versus the broader market in these categories, thereby justifying relative valuation premiums.

Earnings Growth(1)


Similar adjusted earnings growth over time:
3.9% REIT Earnings CAGR
4.2% S&P 500 Earnings CAGR
248
231
300
250
200
150
100
50
0
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
REIT Adj. Earnings
S&P 500 Adj. Earnings

Earnings Durability(1)


But, cumulative REIT earnings are ~20% higher from 1996-2018.
3,717
3,058
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
S&P 500 Adj. Earnings
REIT Adj. Earnings

Dividend reinvestment has comprised nearly 2/3rds of REIT TSR since 1999, providing a level of stability and certainty that the broader market cannot match.

Avg. Dividend Yield(2)


6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.0%
1.8%
REIT
S&P 500

Dividend Reinvestment as a % of TSR(2)


70%
60%
50%
40%
30%
20%
10%
0%
64%
26%
REIT
S&P 500

(1) Data indexed at 100 in 1996. Green Street Advisors adjusts historical REIT earnings for higher leverage/declining interest costs and "one-time" '09/'10 dilutive recaps. S&P 500 historical earnings are adjusted for tax reform, declining interest costs, expanding profit margins from tech inclusion and a lower dividend payout ratio.

(2) Data from 1999-January 31, 2019.

Source: Green Street Advisors, NAREIT and FactSet.

WHY APARTMENT REITS?

Apartment REITs have generated significantly higher TSR over time versus other REITs and the broader market. Apartment outperformance has been driven by (1) an ongoing shortage of U.S. housing, (2) better long-term NOI growth and lower cap ex than most other REIT sectors, (3) the sector's status as a necessary, not discretionary expense, and (4) single-family housing's lackluster growth following the last recession.

Total Shareholder Return (indexed at 100 in January 1996)(1)



NAREIT Equity Apartments Index
NAREIT Equity Index
S&P 500
1,500
1,000
500
-
12.0% NAREIT Equity Apartments Index CAGR
10.3% NAREIT Equity Index CAGR
8.7% S&P 500 CAGR
Apartment REITs have significantly outperformed over time.
1,382
958
680
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018

In addition to outperforming the broader market over the long-term, Apartment REIT TSR has consistently outperformed over the majority of 3-year rolling periods; all while providing investment diversification as well.

Rolling 3-Year Annualized TSR(1)

62% of the time, the NAREIT Equity Apartments Index has outperformed the S&P 500 on a rolling 3-Year TSR basis. **53% YOY TSR correlation** between the two datasets since 1998.



30%
25%
20%
15%
10%
5%
0%
(5)%
(10)%
(15)%
(20)%
Avg. Outperformance: +12%
Avg. Underperformance: (9)%
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
Apt. REIT Underperformance vs. S&P 500
Apt. REIT Outperformance vs. S&P 500

(1) Data as of February 27, 2019.
Source: NAREIT and FactSet.

WHY UDR?

Strategy: Our primary goals are to consistently **generate above-peer average TSR** while **considering our stakeholders and the environments we operate in.** The attributes below aid us in executing these objectives.

OPERATING EXCELLENCE

- Generate above-peer median same-store growth.
- Continually enhance operating margins via innovative technological solutions.

PORTFOLIO DIVERSIFICATION

- Reduces MSA-concentration risk/same-store growth volatility and appeals to a wide renter/investor audience.
- More "degrees of freedom" to implement our best-in-class operating platform as well as allocate capital.


NAV/sh Growth
Strong Corporate Citizen
Dividend/sh Growth
AFFO/sh Growth
Total Shareholder Return

BALANCE SHEET STRENGTH

- Maintain a safe, liquid and flexible balance sheet that can fully fund our needs throughout the real estate cycle.

CULTURE AND ESG

- Promote an innovative, inclusive culture where associate engagement is high, sustainability is more than a catch phrase and top-notch customer service is a central focus.

ACCRETIVE CAPITAL ALLOCATION

- Invest in and pivot to the best risk-adjusted return growth opportunities.
- Predictive analytics influence investments.

FULL-CYCLE INVESTMENT

UDR has historically generated above-peer median same-store NOI growth due to its **best-in-class operations,** with lower volatility resulting from its **diversified portfolio**. These, when combined with a **wide variety of accretive capital deployment opportunities** and an **investment grade balance sheet** to support growth, make UDR a **full-cycle investment**.

Operating Excellence and Portfolio Diversification


More
Portfolio Diversification
Less
Better
Operations / MSA Selection
Worse
Annual Avg. SS NOI Growth(2)
4.2%
3.8%
3.4%
3.0%
2.6%
2.2%
1.8%
1.4%
UDR
Peer Median(1)
Peers
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
SS NOI Growth Volatility(2)

Accretive Capital Allocation

- Acquisitions
- Dispositions
- Development
- Developer Capital Program
- Redevelopment
- Revenue-Enhancing Cap Ex
- Share Repurchases

Investment Grade Balance Sheet

- $18 Billion Enterprise Value
- 31% Consolidated Debt-to-BV
- 5.0x Consolidated Net Debt-to-EBITDAre
- 83% of Debt Unsecured
- 89% of NOI Unencumbered
- Rated BBB+/Baa1 (S&P/Moody's)

(1) Peer median includes AIV, AVB, CPT, EQR, ESS and MAA.
(2) Data from 2000-4Q 2018.
Source: Company and peer documents and Factset.

The Result: Our cumulative same-store NOI, AFFO, dividend and NAV per share growth have driven robust relative total shareholder return over the past five years.


UDR Per Share Growth (indexed at 100 at YE 2013)(1)
SS NOI
AFFO/sh Growth
Dividend/sh Growth
NAV/sh Growth
4.9% SS NOI CAGR
7.4% AFFO/sh CAGR
6.5% Dividend/sh growth CAGR
8.6% NAV/sh CAGR
151
154
146
133
170
160
150
140
130
120
110
100
90
2013
2014
2015
2016
2017
2018
2019E


Total Shareholder Return (indexed at 100 on February 27, 2014)(2)
UDR
NAREIT Equity Index
S&P 500
15.3% UDR TSR CAGR
10.7% S&P 500 Index TSR CAGR
8.6% NAREIT Equity Index TSR CAGR
203
166
151
210
190
170
150
130
110
90
2014
2015
2016
2017
2018
2019

(1) 2019 estimates represent mid-points of UDR's guidance.
(2) Data as of February 27, 2019.
Source: Company documents and forecasts, Green Street Advisors, NAREIT and Factset.

Key Business Areas



The Olivian Roof Deck | Seattle, WA

Two attributes define our operating platform, (1) **strong blocking and tackling** and (2) **continuous innovation.** Efficiently pricing our portfolio and controlling expense growth (i.e., blocking and tackling) maintains SS NOI growth in-line with peers. Implementing innovative initiatives that boost our top-/bottom-lines (i.e., continuous innovation) drives our SS outperformance versus peers as well as incremental margin expansion.


UDR vs. Peer Median(1) SS NOI Growth
Peer Median
UDR
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.2%
5.2%
1.2%
4.0%
6.2%
6.7%
0.7%
6.0%
5.0%
6.5%
0.6%
5.9%
2.4%
3.8%
0.9%
2.9%
2.6%
3.4%
1.2%
2.2%
4.3%
5.1%
0.9%
4.2%
90 bps in avg. additional NOI growth annually.
2014
2015
2016
2017
2018
'14-'18 Avg.

Strong Blocking and Tackling

UDR avg. SS NOI growth **without** margin-enhancing initiatives is similar to peer median growth **with** initiatives:

4.2% (UDR) vs. 4.3% (Peer Median)

Continuous Innovation

Better-than-peer median growth after adding margin-enhancing initiatives (+90 bps annually):

5.1% (UDR) vs. 4.3% (Peer Median)

(1) Peer median includes AIV, AVB, CPT, EQR, ESS and MAA.
Source: Company and peer documents.

OPERATING EXCELLENCE

Growth/Margin-Enhancing initiatives, what are they?: Each year, we implement new revenue growth-enhancing and/or expense growth-reducing initiatives, while also continuing to expand legacy programs. The additional growth these initiatives provide is recurring and long-lived; as evidenced by the sampling of 2014-2018 incremental NOI contributions outlined below and our expanding operating margin.

Initiative	Incremental '14-'18 NOI Contribution ($M)
Parking	$6.9
ST Furnished Rentals	$4.4
Inside Sales Team	$3.4
Other	$8.4

UDR SS Operating Margin



Operating Margin
Est. Operating Margin Excl. Initiatives
72.0%
71.5%
71.0%
70.5%
70.0%
69.5%
69.0%
71.5%
~110 bps of margin expansion
70.4%
2013
2014
2015
2016
2017
2018

Our success in these endeavors has resulted in an outsized percentage of "market wins[1]" over time. Market wins are superior to other metrics when comparing REITs' operations as they are agnostic to market selection.

UDR has, on average, **"won" 21% more markets than peers**[2] since 2008.



UDR
Peer Avg.
60%
50%
40%
30%
20%
10%
0%
49%
44%
34%
29%
31%
40%
32%
21%
38%
48%
50%
16%
16%
14%
22%
18%
13%
20%
20%
16%
16%
16%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Significant Rev.-Enhancing Cap ex Spend
Focus on Operating Initiatives

(1) Winning a market is defined as ranking first among MF peers in year-over-year same-store revenue growth in a UDR market during a quarter.
(2) Peer average includes large publically traded apartment REITs. As measured from 2008–2018.
Source: Company and peer documents.

OPERATING EXCELLENCE

The Next 3-5 Years. Technological advances, and whether companies adopt those advances, have played a significant role in determining the long-term haves and have nots in many industries. Apartments are no different.

UDR has consistently been an early adopter of technology to increase our workforce's productivity, improve our residents' experience and drive margin expansion, earnings growth and above-average TSR. And, residents have responded well to these initiatives, as evidenced by 80%+ penetration rates for legacy on-line services such as rent payment, leasing and service requests.

The next iteration of our operating platform will build on these successes, while also leveraging our innovative culture to proactively position the Company for continued outperformance.

Phase 1 (2019-2020)

- Outsource and centralize repetitive, non-customer facing tasks at the site level (i.e., unit turns, administrative, etc.).
- Invest in SmartHome technology (e.g., smart locks, smart thermostats, smart light switches, water leak detectors).

Phase 2 (2020-2021)

- Develop an enhanced suite of self-service options for current and future residents via a resident app that will be available on smart devices (e.g. self-guided touring, on-line notices to vacate, etc.).

Phase 3 (2021-?)

- Analyze the internal data we collect to better price our apartments and operate our communities.

Estimated Operating Platform Investments ($M)		
SmartHome Installation (2019/2020)	Platform Investment (2019-2021)	Estimated Return
$25-$35	$25-$35	Mid-Teens %

Source: Company and peer documents.

OPERATING EXCELLENCE - TRENDS

The YOY change in SS blended lease rate growth is expanding.

	2Q 2017	3Q 2017	4Q 2017	1Q 2018	2Q 2018	3Q 2018	4Q 2018	QTD 1Q 2019[(2)]
YOY Blended Rate Growth[(1)]	3.6%	2.9%	1.9%	2.7%	3.8%	3.5%	3.0%	3.0%
YOY Change in Blended Rate Growth (bps)	(170)	(120)	(50)	20	20	60	110	60


YOY UDR SS Blended Lease Rate Growth
2016
2017
2018
2019
1Q
2Q
3Q
4Q

	% SS NOI	Effective YOY Blended Rate Growth		Annualized YTD SS Turnover as of February 27th	
Market	**4Q18**	**SS QTD 1Q19[(2)]**	**SS QTD 1Q18[(2)]**	**YTD 2019**	**YTD 2018**
Washington, D.C.	19.0%	2.0%	1.9%	29.3%	28.2%
Orange County	13.3%	1.7%	1.6%	46.9%	48.1%
San Francisco Bay Area	12.4%	4.2%	3.0%	42.3%	40.5%
New York	9.5%	2.9%	0.9%	14.6%	17.5%
Seattle	8.4%	2.8%	3.3%	47.3%	42.3%
Boston	6.1%	4.8%	3.6%	31.6%	34.4%
Los Angeles	4.4%	3.8%	1.7%	33.3%	46.5%
Orlando	4.1%	3.6%	6.2%	42.3%	46.3%
Monterey Peninsula	3.7%	4.4%	4.4%	36.4%	34.4%
Tampa	3.6%	3.3%	3.7%	47.1%	46.0%
Nashville	3.6%	2.5%	0.6%	40.0%	40.2%
Dallas	2.7%	2.6%	1.7%	44.6%	43.0%
Total / SS Wtd. Avg.	**100.0%**	**3.0%**	**2.4%**	**38.2%**	**39.0%**

(1) Blended lease rate growth is representative of UDR's historical quarterly SS portfolios.
(2) January 1, 2019 through February 27, 2019 or January 1, 2018 through February 27, 2018.
Source: Company documents.

PORTFOLIO DIVERSIFICATION

Our diversified portfolio, as defined by geographic mix, price point and location within markets, is a differentiating factor versus peers, appeals to a wide renter and investor audience and lessens volatility in our long-term same-store growth. Diversification is a key driver of our status as a full-cycle investment, with MSA selection driven by predictive analytics.

UDR's Diversified Portfolio(1)

Markets: 20	Communities: 162	Total Homes: 48,860	SS Homes: 38,307
A/B Quality: ~55%/45%		Urban/Suburban Mix: ~45%/55%	


Portfolio-Wide Rental Rate Differential(1,2)
100%
80%
60%
40%
20%
More Diversified
Less Diversified
40%
50%
60%
70%
80%
90%
100%
% of SS Revenue in Five Largest Markets(1)
UDR
Peers
Peer Avg.(1)

UDR Diversification in Major Markets(1)

Market	% Total NOI	Urban / Suburb.	A / B-Quality
Wash., D.C.	16.8%		
Orange Cty	13.3%		
SF Bay Area	11.8%		
New York	10.1%		
Boston	8.3%		
Seattle	8.0%		
Los Angeles	4.9%		
Dallas	3.6%		
Orlando	3.4%		
Tampa	2.9%		
Nashville	2.9%		

Urban | Suburban | A-quality(3) | B-quality(3)

(1) Data as of December 31, 2018. Comparative top-5 markets for peer REITs are defined similarly to UDR's market definitions.
(2) Price point differential equals the percentage difference between 1st and 3rd quartile rent levels across each REIT's portfolio.
(3) A-quality is defined as having average community rent > 120% of market average rent. B-Quality = > 80% and < 120%.
Source: Company and peer documents and AxioMetrics.

ACCRETIVE CAPITAL ALLOCATION

Our ability to adapt and pivot our investment focus toward opportunities that generate the highest risk-adjusted IRR and can be funded accretively, is central to UDR's capital allocation strategy. We have a full suite of options including:

DEVELOPMENT



345 Harrison Street | Boston, MA

- Ground up wholly-owned or JV development.
- $779M pipeline as of 12/31/18; 99% funded.
- Future development planned in Wash., D.C., Dallas and Denver.

DEVELOPER CAPITAL PROGRAM


4740
CITYLINE

CityLine I | Seattle, WA

- Provide capital to third-party developers for assets in markets we want to expand in.
- $270M of committed capital in 10 projects as of 12/31/18; 82% funded.

ONE-OFF/PORTFOLIO ACQS.



Leonard Pointe | Brooklyn, NY

- Complete complicated portfolio acquisitions or value-add one-offs.
- Acquired four operating assets for $363M YTD in 2019.

REDEVELOPMENT



View 34 Lobby | New York, NY

- Redevelopment, densification and unit additions.
- 10 Hanover (NYC) and Garrison Square (Boston) to be redeveloped in 2019.

JV INVESTMENT



Domus | Philadelphia, PA

- Invest in both stabilized and development assets.
- The real estate assets in UDR's MetLife JV have a gross book value of $3.2B.

REV.-ENHANCING CAP EX



Tierra Del Rey Bathroom Remodel | L.A., CA

- Freshen up communities when IRRs meet internal hurdles.
- Spend $40-$45M annually.
- $30M est. spend in '19/'20 on SmartHome technologies.

Source: Company documents.

ACCRETIVE CAPITAL ALLOCATION

Our capital allocation pivots, in the context of our cost of capital at the time (shown below), have been well-timed to take advantage of accretive opportunities throughout the apartment cycle.



Capital Allocation During the Apartment Cycle ($B)
UDR Prem./(Disc.) to NAV (lt. axis)
Net Acquisitions (rt. axis)
Dev. Pipeline (rt. axis)
Dev. Capital Program (rt. axis)
Late-Cycle / Downturn
Early Cycle
Expansion / Mid-Cycle
Lengthening Cycle
Net seller of assets at NAV to fund growing dev. pipeline with equity trading at a disc.
Utilized premium priced equity to fund acquisitions (NYC, Boston, West Coast) and expand dev. pipeline.
Reduced size of dev. pipeline as returns compressed – currently 99% funded.
YTD '19, acquired $404M of assets/land parcels with premium priced equity.
40%
30%
20%
10%
0%
(10)%
(20)%
(30)%
(40)%
$1,500
$1,000
$500
$0
($500)
($1,000)
($1,500)
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Continued to fund dev. pipeline and new DCP investment (high risk-adjusted return) with asset sales at NAV.
Acquired $900M Home Properties portfolio with premium priced equity.
Expanded DCP to take advantage of best risk-adjusted investment return.

Source: Company documents and FactSet.

BALANCE SHEET STRENGTH

Our balance sheet is safe, liquid and flexible. We are comfortable with our credit metrics, maturity profile, three-year liquidity outlook, $1.3 billion in available capacity as of 12/31/18 and the efficient pricing they provide.

4Q 2018 UDR BALANCE SHEET STATS		
Consolidated Debt-to-Gross Asset Value	**31.2%**	Safely investment grade
Consolidated Net Debt-to-EBITDAre	**5.0x**	
Consolidated Fixed Charge Coverage	**4.6x**	
% of NOI Unencumbered	88.5%	
Avg. Debt Duration (Yrs.)	5.8	Well laddered maturity schedule
% of Debt Maturing in Next 3 Yrs.	18.8%	
S&P Unsecured Rating	BBB+	Translates into efficient pricing
Moody's Unsecured Rating	Baa1	

SOURCES AND USES

Our funding flexibility emanates from our access to a wide variety of capital sources, through which we fund our business and growth opportunities.

UDR'S CAPITAL SOURCES



Priced
Not Attractively
Attractively
Source in Size
Yes
No
Asset Dispositions
Common Equity
Unsecured Debt
Secured Debt
JV Capital
Line of Credit
Commercial Paper
Preferred Equity

UDR'S CAPITAL USES



Risk-Adjusted Return
Low
High
Investment Opportunity
Large
Small
Acquisitions
Development
Developer Capital Program
Redevelopment
Stock Buybacks
Revenue Enhancing Cap Ex

Source: Company documents.

CULTURE AND ESG

UDR's culture is innovative, empowering and rewards success. Reporting on our ESG initiatives will continue to ramp up in 2019.

Associate Engagement

- 94% of our associates would recommend UDR as a great place to work in 2018.
- Increased associate satisfaction scores by 4% in 2018.
- 2018 associate turnover 4.5% below industry average.

Resident Satisfaction

- Increased resident loyalty scores by 43% in 2018.
- Reduced resident turnover by 1% YOY.
- Increased online reputation scores by 35% over the past four years.

ESG (Environmental, Social, Governance)

- Continue to implement systems to track ESG progress.
- Will participate in Global Real Estate Sustainability Benchmark ("GRESB") in 2019.
- Will publish an ESG overview report in 2019.

Environmental

- Completed 138 energy / utility reduction projects since 2016.
- 38% more auto charging stations than in 2017.
- 19 development projects have obtained sustainability certifications over the past 8 years.

Social

- 40% of the Company's associates participated in community service days, volunteering ~2,050 hours.
- UDR associates completed ~60,000 hours of on-line training in 2018.
- Women comprise 40% of UDR's workforce.

Governance

- Had 393 in-person interactions with investors in 2018.
- Recently added proxy access and shareholder bylaw amendments.
- 4 independent directors added since 2014.
- 30% of BOD seats held by women.

Source: Company documents.

2019 GUIDANCE[(1)]


Arbors at Lee Vista | Orlando, FL

EARNINGS PER SHARE GUIDANCE	1Q 2019E	FY 2019E
Income/(loss) per wtd. avg. common share, diluted	$0.09 to $0.11	$0.38 to $0.42
FFO per common share and unit, diluted	$0.50 to $0.52	$2.05 to $2.09
FFOA per common share and unit, diluted	$0.48 to $0.50	$2.03 to $2.07
AFFO per common share and unit, diluted	$0.46 to $0.48	$1.87 to $1.91
Annualized Dividend per common share and unit		$1.37

SAME-STORE GUIDANCE		FY 2019E
Revenue growth		3.00% to 4.00%
Expense growth		2.75% to 3.75%
NOI growth		3.25% to 4.25%
Physical occupancy		96.8% to 97.0%

SOURCES OF FUNDS ($M)		FY 2019E
AFFO in excess of dividends		$158 to $170
Sales proceeds, LOC draw/pay down and debt		$100 to $350
Cash and cash equivalents		$185

USES OF FUNDS ($M)		FY 2019E
Debt maturities incl. of principal amortization		$(73)
Development spending and land acquisitions		$(100) to $(150)
Redevelopment and other non-recurring		$(25) to $(35)
Operating Platform		$(25) to $(35)
Developer Capital Program		$(20) to $(30)
Acquisitions		$(135) to $(350)
Revenue enhancing capex and K&Bs		$(40) to $(45)

(1) As of March 1, 2019.
Source: Company documents.


Crescent Hgts Bl
McCarthy Vista
Wilshire Bl

Apartment Demographics and Fundamentals

Vision on Wilshire | Los Angeles, CA

Long-term demographics remain strong for apartments. Domestically born age cohorts <20 years old are, on average, 600K larger than the primary renter cohorts aged 20-34 years. Whether the "population wave" continues unabated will depend on the intensity of foreign born growth as younger cohorts mature.


U.S. Population by Age Cohort (M)
Domestically Born
Foreign Born
The Pig in the Python: Younger age cohorts are sizeable and will continue to grow via immigration. Strong LT trend for renter growth.
26
24
22
20
18
16
14
12
10
Primary renter cohort.
Increasingly important renter cohorts.
Years Old: 5-9
10-14
15-19
20-24
25-29
30-34
35-39
40-44
45-49
50-54
55-59
60-64

Propensity to rent is significantly higher across all age cohorts and in many of UDR's largest markets since the previous housing peak in the mid-2000s.


Propensity to Rent by Age Cohort
3Q18 TTM (lt. axis)
Increase Since Peak H.O. Rate (bps, rt. axis)
77.0%
980
935
653
59.8%
276
37.7%
25.9%
80%
70%
60%
50%
40%
30%
20%
10%
1,200
1,000
800
600
400
200
0
Years Old: < 25
25-34
35-49
>50


Propensity to Rent by Major UDR MSA
2007
3Q18 TTM
55%
50%
45%
40%
35%
30%
25%
37%
47%
51%
39%
31%
42%
46%
35%
Wash., D.C.
SF Bay Area
NYC
Boston

Source: U.S. Census Bureau.

Renter household ("HH") formation has outpaced owner formation since the mid-2000s. But, the U.S. is not producing enough housing to satisfy HH growth. 25% fewer total housing units were completed in 2018 than in 2001 despite 17% HH growth over that time period and forecasts indicate that 4.6 million additional apartments will be needed by 2030. Single-family affordability has also become increasingly strained.

Household Growth by Type (000s)


YOY Owner HH Formation
YOY Renter HH Formation
YOY Total Housing Completions
SF Affordability (rt. axis)
More Affordable
Less Affordable
Owner Nation
Renter Nation
2,200
1,700
1,200
700
200
(300)
(800)
80
70
60
50
40
30
20
10
0
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019E

Other impediments to homeownership that are beneficial to rentership include changes in lifestyle preferences, which are long-cycle, and rising student debt balances. Unbundling younger households should also help.



Peak home-buying age ↑ to 33 from 29 in the 1970s.



Avg. age of marriage ↑ to 28 from 22 in the 1970s.



30-Yr. Mortgage rates have increased by ~90 bps since the start of the year.


Total Student Debt Outstanding ($T, rt. axis)
% of 18-34 Y.O. Living with Parents (lt. axis)
LT Avg. 18-34 Y.O. Living with Parents (lt. axis)
Returning to the LT average of 29% equates to 1.5 million additional households.
33%
32%
31%
30%
29%
28%
27%
26%
25%
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
27%
31%
$0.4
$1.4
2005
2007
2009
2011
2013
2015
2017

Source: U.S. Census Bureau, Green Street Advisors, New York Federal Reserve, National Association of Homebuilders and AxioMetrics.

NEAR-TERM RENTAL DRIVERS

Similar to long-term, demographic drivers of rentership growth, near-term demand drivers such as employment and wage growth screen beneficial for apartments; especially in UDR's markets.



LTM Employment + Wage Growth (Total Income Growth)
National
UDR Markets
5.7%
4.5%
6%
5%
4%
3%
2%
1%
0%
(1)%
(2)%
(3)%
2008 2009 2010 2010 2011 2012 2012 2013 2014 2014 2015 2016 2016 2017 2018 2018

The vast majority of markets where we have the greatest exposure are generating total income growth in excess of the national average (green-colored percentages below).



Total Income Growth in UDR's Largest Markets
10%
8%
6%
4%
2%
0%
5.1%
3.5%
1.6%
3.6%
2.6%
1.0%
4.9%
2.3%
2.6%
4.7%
3.5%
1.2%
4.3%
2.7%
1.6%
9.8%
6.2%
3.4%
7.4%
6.0%
1.3%
10.0%
5.7%
4.0%
7.2%
4.8%
2.3%
6.5%
4.4%
2.0%
5.7%
3.6%
2.0%
4.5%
2.8%
1.6%
Wash., D.C.
Orange Cty
SF Bay Area
NYC
Boston
Seattle
L.A.
Orlando
Tampa
Nashville
UDR SS Wtd. Avg.
National
TTM Job Growth
TTM Wage Growth

Source: U.S. Census Bureau, AxioMetrics, Moody's and Bureau of Labor Statistics.

NEAR TERM RENTAL DRIVERS

Working to counteract the strong employment environment is elevated new apartment supply. 2019 national deliveries are expected to be relatively stable-to-slightly increasing versus 2018 after delivery slippage is factored in. At a more granular level, only 5% of anticipated 2019 national deliveries (per third-party estimates) are expected be within 1-mile of a UDR community.

2019 National Deliveries: 347K homes

↓

UDR's Markets: 151K homes / 44% of National

↓

UDR's Submarkets: 39K homes / 11% of National

Within 1-Mile: 16K / 5%

We triangulate between third-party delivery estimates, permit regression and input from our associates in the field to assess likely market-level supply fluctuations over the year ahead. Outlined below are our assessments for 2019.

YOY Decrease	Stable YOY	YOY Increase
• Baltimore	• Boston	• Austin
• Denver	• Dallas	• Inland Empire
• Nashville	• Monterey Peninsula	• Los Angeles
• Orange County	• Orlando	• Metro D.C.
• Tampa	• San Diego	• New York
		• Philadelphia
		• Portland
		• Richmond
		• SF Bay Area
		• Seattle

Source: U.S. Census Bureau and AxioMetrics.

Forward Looking Statements

Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward looking statements. Such factors include, among other things, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning the availability of capital and the stability of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments and redevelopments, delays in completing lease-ups on schedule or at expected rent and occupancy levels, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels and rental rates, expectations concerning joint ventures and partnerships with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

Definitions and reconciliations can be found in the attached appendix and on UDR's investor relations website at http://ir.udr.com/ under the News and Presentations heading.

UDR®

Investor Relations Contact:
Chris Van Ens
cvanens@udr.com
720.348.7762



UDR Definitions and Reconciliations

March 2019

Acoma
Denver, CO

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than through development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on page A-11 of this presentation.

Consolidated Fixed Charge Coverage Ratio – adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on page A-10 of this presentation.

Consolidated Interest Coverage Ratio – adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on page A-10 of this presentation.

Consolidated Net Debt-to-EBITDAre – adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Source: Company documents, NAREIT and Green Street Advisors.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on page A-10 of this presentation.

Cost of Capital: The cost to a company, such as a REIT, of raising capital in the form of equity (common or preferred stock) or debt. The cost of equity capital generally is considered to include both the dividend yield as well as the expected equity growth either by higher dividends or appreciation in stock price. The cost of debt capital generally is the after-tax interest expense on the debt incurred.

Debt-to-Asset Value: The amount of debt in relation to gross assets.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Dividend Payout Ratio: Measures the percentage of a REIT's common dividend that is covered by recurring cash flow.

Dividend Yield: A valuation metric typically used to compare dividend return potential. Dividend yield is the expected annual dividend per share as a percentage of the current share price.

DownREIT: A DownREIT is structured much like an UPREIT, but the REIT also owns and operates properties other than its interest in a controlled partnership that owns and operates a separate group of properties.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance with GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of NAREIT in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company's ability to incur and service debt, and will enable investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on page A-10 of this presentation.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it indicates market-level new demand trends.

Source: Company documents, NAREIT and Green Street Advisors.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it indicates market-level, in-place demand trends.

Equity Market Cap: The market value of all outstanding common stock and equivalents of a company based on the trading price of the common stock on a given day.

Equity REIT: A REIT which owns, or has an "equity interest" in, income-producing real estate (rather than making loans secured by real estate collateral).

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains or losses on sales of non-depreciable property and marketable securities, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on page A-11 of this presentation.

Funds From Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains or losses from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs.

Source: Company documents, NAREIT and Green Street Advisors.

A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on page A-11 of this presentation.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Internal Rate of Return ("IRR"): The discount rate that sets estimated discounted cash flows equal to the initial investment.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	4Q 2018	YTD 2018
Income/(loss) from unconsolidated entities	$ 36	$ (5,055)
Management fee	1,235	4,891
Interest expense	10,686	40,503
Depreciation	16,040	61,871
General and administrative	130	536
West Coast Development JV Preferred Return - Attachment 12(B)	(951)	(4,078)
Developer Capital Program - Other (excludes Alameda Point Block 11)	(3,614)	(9,713)
Other (income)/expense	740	1,468
Total Joint Venture NOI at UDR's Ownership Interest	$ 24,302	$ 90,423

Net Asset Value: Net Asset Value ("NAV") is defined as marked-to-market value of assets less marked-to-market value of liabilities and preferred equity, divided by total outstanding diluted shares and operating partnership units.

Management considers NAV a useful metric for investors as it provides context to portfolio value changes over time based on widely accepted market inputs.

Net Operating Income ("NOI"): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community's continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Net income/(loss) attributable to UDR, Inc.	$ 82,139	$ 18,610	$ 20,601	$ 81,756	$ 69,280
Property management	7,280	7,240	7,057	6,888	6,878
Other operating expenses	3,952	3,314	2,825	2,009	3,050
Real estate depreciation and amortization	106,469	107,881	106,520	108,136	109,401
Interest expense	38,226	34,401	31,598	29,943	34,211
Casualty-related charges/(recoveries), net	(243)	678	746	940	586
General and administrative	10,955	11,896	12,373	11,759	11,590
Tax provision/(benefit), net	70	158	233	227	(1,065)
(Income)/loss from unconsolidated entities	(36)	1,382	2,032	1,677	(19,666)
Interest income and other (income)/expense, net	(1,660)	(1,188)	(1,128)	(2,759)	(548)
Joint venture management and other fees	(2,935)	(2,888)	(3,109)	(2,822)	(2,764)
Other depreciation and amortization	1,616	1,682	1,684	1,691	1,648
(Gain)/loss on sale of real estate owned, net of tax	(65,897)	-	-	(70,300)	(41,272)
Net income/(loss) attributable to noncontrolling interests	7,476	1,648	1,843	7,469	6,347
Total consolidated NOI	$ 187,412	$ 184,814	$ 183,275	$ 176,614	$ 177,676

Source: Company documents, NAREIT and Green Street Advisors.

Nominal Cap Rate: Nominal cap rates represent the expected unleveraged first year yield a property buyer expects to realize on its investment.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

Proposition 13: In California, an amendment enacted in 1978 that limits the tax rate on real estate. The proposition decreased property taxes by assessing property values at their 1975 value and restricted annual increases of assessed value to an inflation factor, not to exceed 2% per year. It also prohibited reassessment of a new base year except for: (a) a change in ownership, or (b) completion of new construction.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Real Estate Investment Trust Act of 1960: The federal law that authorized REITs. Its purpose was to allow small investors to pool their investments in real estate in order to get the same benefits as might be obtained by direct ownership, while also diversifying their risks and obtaining professional management.

Real Estate Investment Trust ("REIT"): A REIT is a company dedicated to owning and, in most cases, operating income-producing real estate, such as apartments, shopping centers, offices and warehouses. Some REITs also are engaged in financing real estate.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested: The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project's annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Revenue Enhancing Capital Expenditures ("Cap Ex"): The Company defines Revenue Enhancing Capital Expenditures as expenditures that result in increased income generation over time.

Management considers Revenue Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Source: Company documents, NAREIT and Green Street Advisors.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community's occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments: The Company calculates expected stabilized yields on development as follows: projected stabilized NOI less management fees divided by budgeted construction costs on a project-specific basis. Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on page A-5, is set forth in the definition of Stabilization Period for Development Yield.

Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management's expectations for the Company's overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Developments as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company's future performance once stabilized.

Total Return: A stock's dividend income plus capital appreciation, before taxes and commissions.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

UPREIT: In the typical umbrella partnership REIT (UPREIT), the partners of the existing partnerships and a REIT become partners in a new partnership termed the operating partnership. For their respective interests in the operating partnership (OP units), the partners contribute the properties from the existing partnership and the REIT contributes the cash proceeds from its public offering. The REIT typically is the general partner and the majority owner of the operating partnership.

After a period of time (often one year), the partners may enjoy the same liquidity of the REIT shareholders by tendering their OP units for redemption for either cash or REIT shares (at the option of the REIT or operating partnership). This redemption may result in the partners incurring the tax deferred at the UPREIT's formation.

Source: Company documents, NAREIT and Green Street Advisors.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Source: Company documents, NAREIT and Green Street Advisors.

DEFINITIONS AND RECONCILIATIONS

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full year 2019 and first quarter of 2019 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2019			
	Low		High	
Forecasted net income per diluted share	$	0.38	$	0.42
Conversion from GAAP share count		(0.02)		(0.02)
Depreciation		1.65		1.65
Noncontrolling interests		0.03		0.03
Preferred dividends		0.01		0.01
Forecasted FFO per diluted share and unit	**$**	**2.05**	**$**	**2.09**
Legal and other costs		-		-
Cost associated with debt extinguishment		-		-
Casualty-related charges/(recoveries)		-		-
Promoted interest on settlement of note receivable, net of tax		(0.02)		(0.02)
Forecasted FFO as Adjusted per diluted share and unit	**$**	**2.03**	**$**	**2.07**
Recurring capital expenditures		(0.16)		(0.16)
Forecasted AFFO per diluted share and unit	**$**	**1.87**	**$**	**1.91**

	1Q 2019			
	Low		High	
Forecasted net income per diluted share	$	0.09	$	0.11
Conversion from GAAP share count		(0.01)		(0.01)
Depreciation		0.41		0.41
Noncontrolling interests		0.01		0.01
Preferred dividends		-		-
Forecasted FFO per diluted share and unit	**$**	**0.50**	**$**	**0.52**
Legal and other costs		-		-
Cost associated with debt extinguishment		-		-
Casualty-related charges/(recoveries)		-		-
Promoted interest on settlement of note receivable, net of tax		(0.02)		(0.02)
Forecasted FFO as Adjusted per diluted share and unit	**$**	**0.48**	**$**	**0.50**
Recurring capital expenditures		(0.02)		(0.02)
Forecasted AFFO per diluted share and unit	**$**	**0.46**	**$**	**0.48**

Source: Company documents, NAREIT and Green Street Advisors.

Coverage Ratios		Quarter Ended December 31, 2018
Net income/(loss)	$	89,615
Adjustments:		
Interest expense, including costs associated with debt extinguishment		38,226
Real estate depreciation and amortization		106,469
Other depreciation and amortization		1,616
Income tax provision/(benefit), net		70
Net gain on the sale of depreciable real estate owned		(65,897)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures		26,726
EBITDAre	$	196,825
Casualty-related charges/(recoveries), net		(191)
Legal and other costs		434
Severance costs and other restructuring expense		114
(Income)/loss from unconsolidated entities		(36)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures		(26,726)
Management fee expense on unconsolidated joint ventures		(1,235)
Consolidated EBITDAre - adjusted for non-recurring items	$	169,185
Annualized consolidated EBITDAre - adjusted for non-recurring items	$	676,740
Interest expense, including costs associated with debt extinguishment		38,226
Capitalized interest expense		734
Total interest	$	38,960
Costs associated with debt extinguishment		(2,892)
Total interest - adjusted for non-recurring items	$	36,068
Preferred dividends	$	971
Total debt	$	3,547,787
Cash		(185,216)
Net debt	$	3,362,571
Consolidated Interest Coverage Ratio - adjusted for non-recurring items		**4.7x**
Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items		**4.6x**
Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items		**5.0x**

Source: Company documents.

In thousands, except per share and unit amounts	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Twelve Months Ended December 31, 2018	Twelve Months Ended December 31, 2017
Net income/(loss) attributable to common stockholders	$ 81,168	$ 68,356	$ 199,238	$ 117,850
Real estate depreciation and amortization	106,469	109,401	429,006	430,054
Noncontrolling interests	7,476	6,347	18,436	11,097
Real estate depreciation and amortization on unconsolidated joint ventures	16,040	14,128	61,871	57,102
Cumulative effect of change in accounting principle (1)	-	-	(2,100)	-
Net gain on the sale of unconsolidated depreciable property	-	(20,850)	-	(35,363)
Net gain on the sale of depreciable real estate owned	(65,897)	(41,272)	(136,197)	(41,824)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$ 145,256	$ 136,110	$ 570,254	$ 538,916
Distributions to preferred stockholders - Series E (Convertible) (2)	971	924	3,868	3,708
FFO attributable to common stockholders and unitholders, diluted	$ 146,227	$ 137,034	$ 574,122	$ 542,624
FFO per weighted average common share and unit, basic	$ 0.49	$ 0.47	$ 1.95	$ 1.85
FFO per weighted average common share and unit, diluted	$ 0.49	$ 0.46	$ 1.93	$ 1.83
Weighted average number of common shares and OP/DownREIT Units outstanding - basic	294,661	291,911	292,727	291,845
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding - diluted	298,321	296,873	297,042	296,672
Impact of adjustments to FFO:				
Cost/(benefit) associated with debt extinguishment and other	$ 2,892	$ 3,378	$ 3,299	$ 9,212
Cost/(benefit) associated with debt extinguishment and other on unconsolidated joint ventures	102	-	177	-
Acquisition-related costs/(fees)	-	27	-	371
Net gain on the sale of non-depreciable real estate owned (3)	-	-	-	(1,580)
Legal and other costs	434	-	1,622	-
Severance costs and other restructuring expense	114	624	114	624
Casualty-related charges/(recoveries), net	(191)	647	2,364	4,504
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	-	-	-	(881)
	$ 3,351	$ 4,676	$ 7,576	$ 12,250
FFO as Adjusted attributable to common stockholders and unitholders, diluted	$ 149,578	$ 141,710	$ 581,698	$ 554,874
FFO as Adjusted per weighted average common share and unit, diluted	$ 0.50	$ 0.48	$ 1.96	$ 1.87
Recurring capital expenditures	(12,516)	(15,912)	(46,915)	(46,034)
AFFO attributable to common stockholders and unitholders, diluted	$ 137,062	$ 125,798	$ 534,783	$ 508,840
AFFO per weighted average common share and unit, diluted	$ 0.46	$ 0.42	$ 1.80	$ 1.72

See pages A-1 through A-11 for definitions and other terms.

(1) During 1Q18, UDR adopted ASU No. 2016 01, Financial Instruments – Overall (Subtopic 825-10), Recognition and Measurement of Financial Assets and Financial Liabilities. The updated standard requires certain equity securities to be measured at fair value on the balance sheet, with changes in fair value recognized in net income. The adoption of the standard resulted in UDR recording a gain of $2.1 million in Interest income and other income/(expense), net on the Consolidated Statements of Operations. As such, the cumulative effect of the change in accounting principle is backed out for FFO.

(2) Series E preferred shares are dilutive for purposes of calculating FFO per share. Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(3) The GAAP gain for the year ended December 31, 2017 is $43.4 million, of which $1.6 million is FFO gain related to the sale of land parcels. The FFO gain is backed out for FFO as Adjusted.

Source: Company documents.

Forward Looking Statements

Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward looking statements. Such factors include, among other things, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning the availability of capital and the stability of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments and redevelopments, delays in completing lease-ups on schedule or at expected rent and occupancy levels, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels and rental rates, expectations concerning joint ventures and partnerships with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

Definitions and reconciliations can be found in the attached appendix and on UDR's investor relations website at http://ir.udr.com/ under the News and Presentations heading.

UDR®